EXHIBIT 99.2

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                                                                                           2008 by quarter

FSP APB 14-1 implementation in USD and in 000's except per
share data                                                                  1st          2nd          3rd          4th     Full year
------------------------------------------------------------------------------------------------------------------------------------
As previously reported:
Interest expense, net                                                    $4,319       $4,763       $4,520       $5,349      $18,951
Other (income)/expense, net                                                (274)       2,155         (706)        (716)         459
Income tax expense/(benefit) on continuing operations                     4,551        1,726        5,805      (16,016)      (3,934)
Net (loss)/income                                                        (1,492)       5,896          760      (80,912)     (75,748)
Net (loss)/income per share:
   Basic                                                                 ($0.05)       $0.20        $0.03       ($2.71)      ($2.54)
   Diluted                                                               ($0.05)       $0.20        $0.03       ($2.71)      ($2.54)
Shares used in computing earnings per share:
   Basic                                                                 29,612       29,760       29,857       29,912       29,786
   Diluted                                                               29,612       30,051       29,857       29,912       29,786

Adjustments to:
   Interest expense, net                                                 $1,078       $1,117       $1,157       $1,174       $4,526
   Other (income)/expense, net                                              (41)         (41)         (41)         (41)        (164)
   Income tax expense/(benefit) on continuing operations                   (433)        (433)        (433)        (433)      (1,732)

As presented in 2009:
Interest expense, net                                                    $5,397       $5,880       $5,677       $6,523      $23,477
Other (income)/expense, net                                                (315)       2,114         (747)        (757)         295
Income tax expense/(benefit) on continuing operations                     4,118        1,293        5,372      (16,449)      (5,666)
Net (loss)/income                                                        (2,096)       5,253           77      (81,612)     (78,378)
Net (loss)/income per share:
   Basic                                                                 ($0.07)       $0.18        $0.00       ($2.73)      ($2.63)
   Diluted                                                               ($0.07)       $0.17        $0.00       ($2.73)      ($2.63)
Shares used in computing earnings per share:
   Basic                                                                 29,612       29,760       29,857       29,912       29,786
   Diluted                                                               29,612       30,051       29,857       29,912       29,786
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                                                                                           2007 by quarter

FSP APB 14-1 implementation in USD and in 000's except per
share data                                                                  1st          2nd          3rd          4th     Full year
------------------------------------------------------------------------------------------------------------------------------------
As previously reported:
Interest expense, net                                                    $3,265       $3,619       $3,782       $4,280      $14,946
Other (income)/expense, net                                                (327)         540        1,409       (1,222)         400
Income tax expense/(benefit) on continuing operations                     3,172       (2,282)          81          842        1,813
Net income/(loss)                                                         9,305        4,405       (3,871)       7,943       17,782
Net income/(loss) per share:
   Basic                                                                  $0.32        $0.15       ($0.13)       $0.27        $0.60
   Diluted                                                                $0.31        $0.15       ($0.13)       $0.27        $0.60
Shares used in computing earnings per share:
   Basic                                                                 29,265       29,380       29,492       29,545       29,421
   Diluted                                                               29,672       29,818       29,492       29,949       29,854

Adjustments to:
   Interest expense, net                                                 $1,020       $1,058       $1,096       $1,112       $4,286
   Other (income)/expense, net                                              (26)         (41)         (41)         (41)        (149)
   Income tax expense/(benefit) on continuing operations                   (396)        (396)        (396)        (395)      (1,583)

As presented in 2009:
Interest expense, net                                                    $4,285       $4,677       $4,878       $5,392      $19,232
Other (income)/expense, net                                                (353)         499        1,368       (1,263)         251
Income tax expense/(benefit) on continuing operations                     2,776       (2,678)        (315)         447          230
Net income/(loss)                                                         8,707        3,784       (4,530)       7,267       15,228
Net income/(loss) per share:
   Basic                                                                  $0.30        $0.13       ($0.15)       $0.25        $0.52
   Diluted                                                                $0.29        $0.13       ($0.15)       $0.24        $0.51
Shares used in computing earnings per share:
   Basic                                                                 29,265       29,380       29,492       29,545       29,421
   Diluted                                                               29,672       29,818       29,492       29,949       29,854
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

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                                                                                   Full year
FSP APB 14-1 implementation in USD and in 000's
except per share data                                                2006               2007               2008
---------------------------------------------------------------------------------------------------------------
As previously reported:
Interest expense                                                  $13,107            $16,581            $20,827
Other expense, net                                                  1,910                400                459
Income tax expense/(benefit) on continuing operations              20,700              1,813             (3,934)
Net income/(loss)                                                  58,039             17,782            (75,748)
Net income/(loss) per share:
   Basic                                                            $1.95              $0.60             ($2.54)
   Diluted                                                          $1.92              $0.60             ($2.54)
Shares used in computing earnings per share:
   Basic                                                           29,803             29,421             29,786
   Diluted                                                         30,289             29,854             29,786
Deferred taxes                                                    112,280            100,604            115,582
Other assets                                                       37,486             69,528             22,016
Long-term debt                                                    354,587            446,433            530,367
Deferred taxes and other credits                                   49,142             65,748             57,017
Additional paid-in capital                                        316,164            326,608            343,763
Retained earnings                                                 541,602            527,790            436,919

Adjustments to:
   Interest expense                                                $3,293             $4,286             $4,526
   Other expense, net                                                (129)              (149)              (163)
   Income tax expense/(benefit) on continuing operations           (1,234)            (1,583)            (1,732)
   Deferred taxes                                                     358                269                236
   Other assets                                                    (1,013)              (767)              (604)
   Long-term debt, Note 1                                         (30,793)           (26,507)           (21,981)
   Deferred taxes and other credits                                12,010             10,338              8,573
   Additional paid-in capital, Note 2                              20,155             20,155             20,155
   Retained earnings                                               (1,930)            (2,554)            (2,631)

As presented in 2009:
Interest expense                                                  $16,400            $20,867            $25,353
Other expense, net                                                  1,781                251                296
Income tax expense/(benefit) on continuing operations              19,466                230             (5,666)
Net income/(loss)                                                  56,109             15,228            (78,379)
Net income/(loss) per share:
   Basic                                                            $1.88              $0.52             ($2.63)
   Diluted                                                          $1.85              $0.51             ($2.63)
Shares used in computing earnings per share:
   Basic                                                           29,803             29,421             29,786
   Diluted                                                         30,289             29,854             29,786
Deferred taxes                                                    112,638            100,873            115,818
Other assets                                                       36,473             68,761             21,412
Long-term debt                                                    323,794            419,926            508,386
Deferred taxes and other credits                                   61,152             76,086             65,590
Additional paid-in capital                                        336,319            346,763            363,918
Retained earnings                                                 539,672            523,306            429,804
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

Note 1 - Adjustments to Long-term debt include a $34,086,000 initial reduction to debt during 2006 offset by accumulative accrual of additional interest expense of $3,293,000, $7,579,000, and $12,105,000 in 2006, 2007, and 2008,
respectively.

Note 2 - Adjustments to Additional paid-in capital include: an increase of $34,086,000 representing the bifurcated convertible bond equity component, a reduction of $1,045,000 related to equity issuance costs, and a reduction of $12,886,006 due to changes in non-current deferred taxes.